SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to ss.240.14a-12

TD Asset Management USA Funds Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
TDAM U.S. Government Portfolio
TDAM Municipal Portfolio
TDAM California Municipal Money Market Portfolio
TDAM New York Municipal Money Market Portfolio
TDAM Institutional Money Market Fund
TDAM Institutional Municipal Money Market Fund
TDAM Institutional U.S. Government Fund
TDAM Institutional Treasury Obligations Money Market Fund
TDAM Short-Term Investment Fund
TDAM Short-Term Bond Fund
TDAM Global Sustainability Fund

31 West 52nd Street
New York, New York 10019

Dear Stockholder:

An Annual Meeting of Stockholders (the “Meeting”) of TD Asset Management USA Funds Inc., a Maryland corporation (the “Company”), has been scheduled for December 17, 2010, at 9:00 a.m., Eastern Time. If you are a stockholder of record of a series of the Company, each of which is listed above (each, a “Fund” and collectively, the “Funds”), as of the close of business on November 8, 2010, you are entitled to vote at the Meeting and any adjournment and postponement thereof.

The purpose of the Meeting is for stockholders to vote on the election of five nominees to the Board of Directors of the Company to serve until their successors are elected and qualify, and act on any other business properly brought before the Meeting.

While you are, of course, welcome to join us at the Meeting, which will be held at the offices of the Company, 31 West 52nd Street, New York, New York, 10019, many stockholders authorize proxy holders to cast their votes by filling out and signing the enclosed form of proxy. Whether or not you plan to attend the Meeting, we need your vote. Please mark, sign, and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope so that the maximum number of votes may be cast. You may also authorize the proxy holders and submit voting instructions over the Internet or by phone by following the enclosed instructions.

To ensure that enough votes are cast at the Meeting, the Funds’ investment manager has engaged the services of a professional proxy solicitation firm, Computershare Fund Services. If you have not voted as the meeting date approaches, you may receive a phone call from them asking you to please authorize the proxy holders and submit voting instructions.

The Board of Directors unanimously recommends that stockholders of each Fund vote “FOR” each of the nominees. Your vote is important to us. Please do not hesitate to call the Funds’ proxy solicitation firm, Computershare Fund Services, at 1-866-241-6192 if you have any questions about the proposal. Thank you for taking the time to consider this important proposal and for your investment in the Fund(s).

Sincerely,

Jack P. Huntington
Secretary

November 12, 2010

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
TDAM U.S. Government Portfolio
TDAM Municipal Portfolio
TDAM California Municipal Money Market Portfolio
TDAM New York Municipal Money Market Portfolio
TDAM Institutional Money Market Fund
TDAM Institutional Municipal Money Market Fund
TDAM Institutional U.S. Government Fund
TDAM Institutional Treasury Obligations Money Market Fund
TDAM Short-Term Investment Fund
TDAM Short-Term Bond Fund
TDAM Global Sustainability Fund

IMPORTANT NEWS FOR STOCKHOLDERS

We recommend that you read the complete Proxy Statement. For your convenience, we have provided a brief overview of the proposal relating to the election of Directors to be voted on at the Annual Meeting of Stockholders (the “Meeting”).

Q&A: QUESTIONS AND ANSWERS

Q:	WHY AM I RECEIVING THIS PROXY STATEMENT?
A:	You are receiving this Proxy Statement because you have the right to vote on an important proposal for your Fund relating to the election of five nominees to the Board of Directors (the “Board” or “Board of Directors”) of TD Asset Management USA Funds Inc. (the “Company”).
Q:	WHO ARE THE NOMINEES TO SERVE AS DIRECTORS?
A:	There are five nominees. The nominees for election to the Board of Directors are Messrs. Peter B.M. Eby, Donald J. Herrema, James E. Kelly and Lawrence J. Toal, and Ms. Barbara F. Palk. Each of the nominees, except Ms. Palk, currently serves on the Board of Directors.
Q:	WHAT IS THE REQUIRED VOTE NEEDED TO ELECT EACH DIRECTOR?
A:	Election of each Director requires a plurality of the votes cast at the Meeting by the stockholders of the Company. Stockholders of the separate series of the Company listed above (each, a “Fund” and collectively, the “Funds”) vote together as a single class.
Q:	WHAT IS THE RECOMMENDATION OF THE BOARD ON THE ELECTION OF DIRECTORS?
A:	The Board of Directors unanimously recommends that you vote “FOR” each of the nominees.
Q:	WHO IS ENTITLED TO VOTE ON THE ELECTION OF DIRECTORS?
A:	All Fund stockholders of record as of the close of business on November 8, 2010 are eligible to vote on the election of Directors and are urged to do so.
Q:	WHO WILL PAY FOR THE PROXY SOLICITATION?
A:	Each Fund will bear its pro rata share of the costs associated with the proxy solicitation.

Q:	HOW DO I VOTE?
A:	You have several different ways to vote. You may vote in person or authorize proxies by mail, by phone, and online over the Internet to cast your votes at the Meeting. If you need more information, have any questions on how to vote or have any questions on the proposal, call TD Asset Management USA Funds Inc., Shareholder Services at 1-866-416-4031; if you are a client of TD AMERITRADE Institutional, please call 1-800-431-3500 option 2; or if you are a client of TD AMERITRADE, Inc., please call 1-888-723-8504 option 1.

Your vote is important. Please execute and submit your proxy promptly.

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
TDAM U.S. Government Portfolio
TDAM Municipal Portfolio
TDAM California Municipal Money Market Portfolio
TDAM New York Municipal Money Market Portfolio
TDAM Institutional Money Market Fund
TDAM Institutional Municipal Money Market Fund
TDAM Institutional U.S. Government Fund
TDAM Institutional Treasury Obligations Money Market Fund
TDAM Short-Term Investment Fund
TDAM Short-Term Bond Fund
TDAM Global Sustainability Fund

31 West 52nd Street
New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 17, 2010

To the Stockholders of the series (each, a “Fund” and collectively, the “Funds”) of TD Asset Management USA Funds Inc., a Maryland corporation (the “Company”):

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the “Meeting”) of the Company will be held at the offices of the Company, 31 West 52nd Street, New York, New York, 10019, on December 17, 2010 at 9:00 a.m., Eastern Time, to consider and vote on the following matters, as more fully described in the accompanying Proxy Statement:

1. The election of five Directors to the Board of Directors of the Company to serve a term of an indefinite duration and until their successors are duly elected and qualify.

2. The transaction of any other business that may properly be brought before the Meeting or any adjournments or postponements thereof.

The Board of Directors of the Company has fixed the close of business on November 8, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form(s) of proxy and return it promptly in the postage-paid envelope provided for that purpose. Alternatively, to submit a proxy via phone or the Internet, please refer to the enclosed form(s) of proxy.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of the Company to be held on December 17, 2010. The Proxy Statement is available on the Internet at https://www.proxy-direct.com/tda22054.

The Board of Directors of the Company unanimously recommends that the stockholders of each Fund vote “FOR” each of the nominees.

By Order of the Board of Directors of
TD Asset Management USA Funds Inc.,

Jack P. Huntington
Secretary

New York, New York
Dated: November 12, 2010

PROXY STATEMENT

TD ASSET MANAGEMENT USA FUNDS INC.

TDAM Money Market Portfolio
TDAM U.S. Government Portfolio
TDAM Municipal Portfolio
TDAM California Municipal Money Market Portfolio
TDAM New York Municipal Money Market Portfolio
TDAM Institutional Money Market Fund
TDAM Institutional Municipal Money Market Fund
TDAM Institutional U.S. Government Fund
TDAM Institutional Treasury Obligations Money Market Fund
TDAM Short-Term Investment Fund
TDAM Short-Term Bond Fund
TDAM Global Sustainability Fund

31 West 52nd Street
New York, New York 10019

ANNUAL MEETING OF STOCKHOLDERS To Be Held December 17, 2010

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of TD Asset Management USA Funds Inc., a Maryland corporation (the “Company”), on behalf of each of its series: TDAM Money Market Portfolio, TDAM U.S. Government Portfolio, TDAM Municipal Portfolio, TDAM California Municipal Money Market Portfolio, TDAM New York Municipal Money Market Portfolio, TDAM Institutional Money Market Fund, TDAM Institutional Municipal Money Market Fund, TDAM Institutional U.S. Government Fund, TDAM Institutional Treasury Obligations Money Market Fund, TDAM Short-Term Investment Fund, TDAM Short-Term Bond Fund and TDAM Global Sustainability Fund (each, a “Fund” and collectively, the “Funds”), for use at the Annual Meeting of Stockholders, to be held at the principal offices of the Company, 31 West 52nd Street, New York, New York, 10019, on December 17, 2010 at 9:00 a.m., Eastern Time, and at any and all adjournments or postponements thereof (the “Meeting”). The Notice of Annual Meeting of Stockholders, Proxy Statement and accompanying form of proxy will first be mailed to stockholders on or about November 15, 2010. Only stockholders of record at the close of business on November 8, 2010 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

As of the Record Date, each Fund had the following number of shares of common stock issued and outstanding:

Fund	Shares Outstanding
TDAM Money Market Portfolio	6,029,357,127
TDAM U.S. Government Portfolio	1,503,502,804
TDAM Municipal Portfolio	769,027,471
TDAM California Municipal Money Market Portfolio	275,392,557
TDAM New York Municipal Money Market Portfolio	146,091,801
TDAM Institutional Money Market Fund	160,707,382
TDAM Institutional Municipal Money Market Fund	102,656,334
TDAM Institutional U.S. Government Fund	915,811,600
TDAM Institutional Treasury Obligations Money Market Fund	442,419,885
TDAM Short-Term Investment Fund	758,200
TDAM Short-Term Bond Fund	7,448,846
TDAM Global Sustainability Fund	927,074

The Board of Directors of the Company (the “Board of Directors”) is soliciting proxies so that each stockholder has the opportunity to vote on the proposal to be considered at the Meeting. A form of proxy for authorizing proxies to cast your votes at the Meeting is enclosed. Votes for the shares represented by each valid proxy received in time will be cast at the Meeting as specified on the proxy. If no specification is made, the shares represented by a duly executed proxy will be voted “FOR” each of the nominees and at the discretion of the holders of the proxy on any other matter that may properly come before the Meeting. You may revoke your proxy at any time before it is exercised by submitting a written letter of revocation to the Secretary of the Company at 31 West 52nd Street, New York, New York, 10019, submitting a duly executed proxy bearing a later date or attending and voting in person at the Meeting. To execute a proxy and submit your voting instructions, please mark, sign, and date the enclosed form of proxy and return it promptly in the enclosed postage-paid envelope so that the maximum number of votes may be cast. You may also execute a proxy and submit voting instructions over the Internet or by phone by following the enclosed instructions to utilize those methods of voting.

The stockholders of all of the Funds are being asked to consider the election of five nominees to the Board of Directors of the Company and any other business that may properly come before the Meeting and any adjournments or postponements thereof.

The election of each nominee as a Director of the Company requires the affirmative vote of the plurality of the votes cast at the Meeting. Stockholders of all of the Funds vote together as a single class in the election of Directors.

The presence, in person or by proxy, of the holders of at least one-third of the total number of votes entitled to be cast at the Meeting is necessary to constitute a quorum at the Meeting.

For purposes of the election of Directors, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

In the event that a quorum is not expected to be present at the Meeting, to permit further solicitation of proxies, the Meeting may be postponed prior to being convened for up to 120 days after the Record Date. If the Meeting is convened and a quorum is not present, the chairman of the Meeting may adjourn the Meeting, or, if a proposal to adjourn is submitted to a vote of stockholders, the persons named as proxies may vote on one or more adjournments, in each case to permit the further solicitation of proxies. Any adjournment may be made for up to 120 days after the Record Date with no other notice than announcement at the Meeting.

A copy of the Funds’ most recent annual report for the fiscal year ended October 31, 2009 and semi-annual report for the period ended April 30, 2010, including financial statements and schedules, is available at no charge by sending a written request to TD Asset Management USA Funds, Inc., Shareholder Services, P.O. Box 182300, Columbus, Ohio 43218-2300, or by calling 1-866-416-4031; if you are a client of TD AMERITRADE Institutional, by writing to TD AMERITRADE Institutional, 4075 Sorrento Valley Blvd., Suite A, San Diego, California 92121, or by calling 1-800-431-3500; or if you are a client of TD AMERITRADE, Inc., by writing TD AMERITRADE, Inc., Client Services, P.O. Box 2209, Omaha, Nebraska 68103-2209, or by calling 1-800-669-3900.

PROPOSAL: ELECTION OF DIRECTORS

At the Meeting, Directors of the Company are to be elected, each to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies, or until his or her earlier resignation or removal (as provided in the Company’s By-Laws) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the five nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Directors are Messrs. Peter B.M. Eby, Donald J. Herrema, James E. Kelly and Lawrence J. Toal, and Ms. Barbara F. Palk. Each of these individuals, except Ms. Palk, currently serves on the Board of Directors. Each of the nominees was recommended for nomination by the Nominating Committee of the Board of Directors. Messrs. Eby, Herrema, Kelly and Toal are each not an “interested person” of the Company (collectively, the “Independent Directors”), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Each of the nominees has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

Nominees

Certain information concerning the nominees is set forth below.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years**
Independent Director Nominees
PETER B.M. EBY c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 72	Director	Since: 6/6/02	Retired.	12	Director of Leon’s Furniture Limited since May 1977; Director of Sixty-Split Corp. since March 2001; and Director of George Weston Limited since May 2000.
DONALD J. HERREMA c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 58	Director	Since: 3/30/09	Executive Vice Chairman
of Kennedy Wilson,
International (real
estate), since 2009;
Financial services
executive and advisor;
Founder of BlackSterling
Partners, LLC (private
equity investment firm),
since 2004; Senior Advisor
of Stone Point Capital
(private equity
investment firm) since
2008; Managing Director,
Head of Private Wealth
Management for Morgan
Stanley, 2006 through
2008; Chairman and CEO
of Loring Ward
International, LTD
(investment and business
management) from 2005
through 2006; CEO of
Atlantic Trust (INVESCO)
from 2001 through 2004;
Chief Executive Officer of
Bessemer Trust (wealth
management) from 1993
			through 2000.	12	Director of Lepercq, de Neuflize and Co. since 2009.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years**
JAMES E. KELLY c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 59	Director	Since: 12/18/08	Consultant and financial services attorney since June 2002; teacher at Empire State College since 2008; senior advisor to New York State Banking Department during 2009; Chief Financial Officer of Brooklyn Academy of Music, Inc. during 2007; Consultant and Chief Operating Officer to the Health Care Chaplaincy from 2003 to 2006; Trustee of Albany Law School since 2000; and Executive Vice President and General Counsel of Dime Bancorp, Inc. from January 1998 through May 2002.	12	None.
LAWRENCE J. TOAL c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 73	Director†	Since: 12/12/95	President and Chief Executive Officer of Dime Bancorp, Inc. from July 2000 through February 2002; Chairman, President and Chief Executive Officer of Dime Bancorp, Inc. from January 1997 through June 2000; and Chief Executive Officer of The Dime Savings Bank of New York, FSB from January 1997 through February 2002.	12	None.
Interested Director Nominee***
BARBARA F. PALK c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 59	N/A	N/A	Senior Vice President – Wholesale Banking TD Bank Financial Group and President of TD Asset Management Inc., TDAM USA Inc. and TD Investments since June 2003.	12	Board Member of TD Asset Management Corporate Class since 2010.
*	The table shows the time period for which each individual has served as Director, if applicable. There is no set term of office for Directors.
**	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the 1940 Act, as of October 31, 2010. This does not include directorships held by a nominee in the Fund Complex.
***	Ms. Palk is considered an “interested person” because she is an employee of TD Bank Financial Group and she owns shares of The Toronto-Dominion Bank.
†	Mr. Toal will serve as Chairman of the Board of Directors effective upon the earlier of the election of the new slate of Directors or the retirement of the current Chairman.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded, based on each nominee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other nominees, that each nominee is qualified to serve as a Director of the Company. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors (in the case of the individuals that currently serve as Directors), TDAM USA Inc., the Funds’ investment manager (the “Investment Manager” or “TDAM”), counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Directors. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business, consulting, public service and/or academic positions, and through experience from service as a Director of the Company, other mutual funds, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each nominee.

Independent Director Nominees

Peter B.M. Eby.  Mr. Eby has been a Director since 2002. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 35 years of experience in the financial services industry, during which time he served in executive-level positions with a large Canadian investment firm. Mr. Eby has served as a director on the board of several public and private companies, including as lead director of a large food processing and distribution company.

Donald J. Herrema.  Mr. Herrema has been a Director since 2009. In addition, he has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director on the board of public and private companies as well as a trustee on the board of non-profit organizations.

James E. Kelly.  Mr. Kelly has been a Director since 2008. In addition, he has over 25 years of legal, executive management and consulting experience in the banking industry. Mr. Kelly is an attorney and has served in senior legal positions for a large retail bank. He has also served as a senior advisor on financial regulatory reform and banking issues, and has written on such topics. Mr. Kelly serves as a trustee on the board of several non-profit organizations.

Lawrence J. Toal.  Mr. Toal has been a Director and Chairman of the Audit Committee since 1995. He currently serves as the Audit Committee financial expert. He also served as a board member of other open-end funds managed by TDAM that are no longer in operation. In addition, he has over 30 years of experience in the banking industry. Mr. Toal gained executive-level experience as the president and chief executive officer of a large retail bank. He has served as a director on the board of a life insurance company as well as a trustee on the board of non-profit organizations.

Interested Director Nominee

Barbara F. Palk.  Ms. Palk has 32 years of business experience in financial services. Of that, she has 20 years business experience with the Investment Manager where 18 years was in an executive role. Ms. Palk also serves as a board member of TD Asset Management Corporate Class and on the boards of directors of several not-for-profit companies. Ms. Palk was recommended for consideration as a Director candidate by the Investment Manager. In considering whether to nominate Ms. Palk, the Nominating Committee and the Board of Directors took into account Ms. Palk’s extensive experience in various executive and other positions within the TD Bank Financial Group organization, including her experience as President of TD Asset Management Inc., TDAM USA Inc. and TD Investments. The Nominating Committee and the Board of Directors concluded that Ms. Palk was well-suited and qualified to serve as a Director of the Company.

Specific details regarding each nominee’s principal occupations during the past five years are included in the table above.

The Board of Directors unanimously recommends that stockholders vote “FOR” each of the nominees to serve as a Director of the Company.

Nominee Ownership of Fund Shares

The dollar range of the shares in the Company beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the Fund Complex as of September 30, 2010 are set forth below.

Name of Nominee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Nominee in Fund Complex
Independent Director Nominees
Peter B. M. Eby	$0	$0
Donald J. Herrema	$0	$0
James E. Kelly	$0	$0
Lawrence J. Toal	$0	$0

Interested Director Nominee
Barbara F. Palk	$0	$0

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Independent Director nominee and his/her immediate family members in the Company’s Investment Manager or SEI Investments Distribution Co. (“SIDCO”), the Company’s principal underwriter (the “Distributor”) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Company’s Investment Manager or Distributor, as applicable, as of October 31, 2010.

Name of Nominee	Name of Ownerand Relationship to Nominee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
Peter B. M. Eby	N/A	N/A	N/A	$0	N/A
Donald J. Herrema	N/A	N/A	N/A	$0	N/A
James E. Kelly	N/A	N/A	N/A	$0	N/A
Lawrence J. Toal	N/A	N/A	N/A	$0	N/A

Compensation of Directors

Directors who are interested persons of the Company receive no compensation from the Company. Each Independent Director serving on the Board of the Company receives: (i) a base annual retainer of $40,000, payable quarterly, (ii) a meeting fee of $4,375 for each meeting attended in person, (iii) a meeting fee of $3,000 for each meeting attended by telephone, (iv) for committee meetings, other than audit committee meetings, taking place on days when there is no meeting of the full Board of Directors, a committee meeting fee of $4,375 for each such meeting attended; and (v) for audit committee meetings taking place on days when there is no meeting of the full Board of Directors, an audit committee meeting fee of $2,500 for each such meeting attended. Independent Directors also will be reimbursed for their expenses to attend the meetings by the Company. Interested Directors may be compensated by the Investment Manager or its affiliates for their services to the Company.

The amounts of compensation that the Company and Fund Complex paid to each Independent Director and Interested Director, for the fiscal year ended October 31, 2010, are as follows:

Name of Director	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Company and Fund Complex Paid to Board Members(1)
Independent Directors
Richard W. Dalrymple*	$44,750	$0	$0	$44,750
Peter B. M. Eby	$60,500	$0	$0	$60,500
Donald J. Herrema	$59,125	$0	$0	$59,125
James E. Kelly	$60,500	$0	$0	$60,500
Lawrence J. Toal	$60,500	$0	$0	$60,500
Interested Directors
George F. Staudter*	$0	$0	$0	$0
(1)	Amounts do not include reimbursed expenses for attending Board meetings or compensation paid to the Interested Director by the Investment Manager or its affiliates.
*	Messrs. Dalrymple and Staudter has each determined not to stand for re-election. The term of office as a Director of the Company for each of Messrs. Dalrymple and Staudter will end effective upon the earlier of the election of the new slate of Directors or December 31, 2010. Effective upon the conclusion of his term of office as a Director, Mr. Staudter will become a director emeritus. This position is an honorary non-voting position for which Mr. Staudter will not receive any compensation from the Funds.

Leadership Structure and Oversight Responsibilities

The Board of Directors has overall responsibility for oversight of the Company and the Funds. The Board, on behalf of the Company, has engaged TDAM to manage the Funds on a day-to-day basis. The Board of Directors is responsible for overseeing TDAM and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of Maryland law, other applicable laws and the Company’s charter. The Board of Directors is currently composed of six members, each of whom, other than Mr. George F. Staudter, is an Independent Director. If the nominees named in this Proxy Statement are elected by stockholders, the Board of the Directors will be composed of five members, each of whom, other than Ms. Palk, is an Independent Director. The Board meets in-person at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an Audit Committee, a Nominating Committee and a Pricing Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Directors have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Staudter, an Interested Director, to serve in the role of Chairman. The Directors have determined that Mr. Staudter’s extensive executive and directorial experience, as well as his leadership over the years as Chairman of the Board, make him well-suited to serve as Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with TDAM, other service providers, counsel and other Directors generally between meetings. The Chairman serves as a key point person for dealings between management and the Directors. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Directors to constitute a substantial majority of the Board. However, in light of Mr. Staudter’s upcoming retirement from the Board, the Board has nominated Mr. Toal, an Independent Director, to serve in the role as Chairman, effective upon the earlier of the election of the new slate of Directors or Mr. Staudter’s retirement. The Directors have determined that Mr. Toal’s extensive executive, business and directorial experience, as well as his long service as a Director and Chairman of the Audit Committee, make him well-suited to serve as Chairman. Accordingly, the Board has determined that the Board’s current and proposed leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview, in addition to allocating areas of responsibility among committees of Directors and the full Board in a manner that enhances effective oversight. The Board, as part of its annual self-assessment, reviews matters related to its leadership and committee structure periodically.

The Company and the Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Consistent with its oversight responsibility of the Company and the Funds, the Board oversees the management of risks relating to the operation of the Company and the Funds. Day-to-day risk management functions are subsumed within the responsibilities of TDAM, its affiliates and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. TDAM, its affiliates and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of TDAM and other service providers has its own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Company, the Board interacts with and reviews reports from, among others, TDAM, the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Funds and applicable risk controls. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Directors

The Board of Directors has three standing committees: Audit, Pricing and Nominating. The functions performed by each of these committees are described below. Each Director attended at least 75% of the total number of meetings of the Board of Directors held during the fiscal year ended October 31, 2010, and, if a member, at least 75% of the total number of meetings of the committees held during the same period for which he served. The full Board of Directors met five times during the fiscal year ended October 31, 2010.

The primary responsibilities of the Audit Committee are (i) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers; (ii) to review the results of the annual audits of the Company’s financial statements; and (iii) to interact with the Company’s independent registered public accounting firm on behalf of the full Board of Directors. The scope of the Audit Committee’s responsibility is oversight. It includes the appointment, compensation and oversight of the Company’s independent registered public accounting firm. It is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America. The Committee is currently composed solely of each of the Independent Directors. This Committee met two times during the fiscal year ended October 31, 2010.

The Pricing Committee has responsibilities with respect to valuing or establishing a method for valuing securities or securities for which no market quotation is readily available. This Committee, which consists of any one Director, did not meet during the fiscal year ended October 31, 2010.

The purpose of the Nominating Committee is to recommend qualified candidates to serve as Independent Directors in the event that a position is vacated or created. The Nominating Committee is currently composed solely of each of the Independent Directors. The Nominating Committee has a written charter, attached as Exhibit I, and will consider nominees recommended by stockholders. Stockholder recommendations must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by stockholders. In selecting nominees, the Committee shall take into consideration such factors as it deems appropriate. These factors may include the person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; the interplay of the candidate’s experience with the experience of other Board members; the extent to which the candidate would be a desirable addition to the Board and any committees thereof; and whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager and/or sub-adviser of the Fund, as applicable, Fund service providers or their respective affiliates. With respect to diversity, the Nominating Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board. The Nominating Committee did not meet during the fiscal year ended October 31, 2010.

Stockholder Communications

The Board of Directors provides a process for stockholders to communicate with the Board of Directors as a whole and/or each of the Directors individually. To communicate with the Board of Directors or an individual Director, stockholders should send a written communication to the Funds’ principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

OFFICERS OF THE FUNDS

Certain information concerning the Company’s officers is set forth below. Each of the Company’s officers is annually elected by the Board of Directors to serve until his or her successor is duly elected and qualifies.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Serves*	Principal Occupation(s) During Past 5 Years
MARK BELL c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 41	President and Chief Executive Officer	Since: 9/22/08	Since 2004, Managing Director, Relationship Management of TD Asset Management.
MAYA GITTENS c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 46	Chief Legal Officer and Anti-Money Laundering Officer	Since: 9/22/08	Since June 2008, Vice President
and Director and Secretary of
the Investment Manager; from
June 2005 through March 2008,
attorney Schulte Roth and Zabel
LLP; from May 2001 through
May 2005, Securities Compliance
Examiner, United States
Securities and Exchange
Commission.
ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 42	Treasurer and Chief Financial Officer	Since: 9/22/08	Since November 2004, Fund Accounting Director of SEI Investments.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Serves*	Principal Occupation(s) During Past 5 Years
MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 39	Assistant Treasurer	Since: 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.
JACK P. HUNTINGTON c/o Citi Fund Services Ohio, Inc. 100 Summer Street, Suite 1500 Boston, MA 02110 Age: 40	Secretary	Since: 2/27/09	Since September 2008, Vice President of Regulatory Administration, Citi Fund Services Ohio, Inc.; from October 2004 through September 2008, Senior Counsel, MetLife, Inc.
MICHELE R. TEICHNER c/o TDAM USA Inc. 31 West 52nd Street New York, NY 10019 Age: 51	Chief Compliance Officer, Vice President and Assistant Secretary	Since: 6/11/04 (Chief Compliance Officer) and 11/2/99	Since January 2006, Managing Director; Senior Vice President of Investment Manager from August 1996 to December 2005 and TD Waterhouse Investor Services, Inc. from June 1997 to December 2005.
*	The table shows the time period for which each individual has served as an officer. There is no set term of office for officers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

At a meeting held on December 4, 2009, the Board of Directors approved by the vote, cast in person, of all of the Directors, including all of the Independent Directors, Ernst & Young LLP (“Ernst”), an independent registered public accounting firm, to audit the financial statements of each Fund for the fiscal year ended October 31, 2010. The Board of Directors will consider the selection of an independent registered public accounting firm to audit the financial statements of each Fund for the fiscal year ending October 31, 2011 at its regularly scheduled meeting in December 2010. Ernst has audited the financial statements of each Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of Ernst are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by Ernst for the last two fiscal years (although fees in respect of fiscal year 2010 have not yet been billed) for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, the Investment Manager and entities that control, are controlled by or under common control with the Investment Manager that provide ongoing services to the Fund (“Service Affiliates”), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Funds during this period.

Name of Fund	Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees for Services Provided to Fund	All Fees for Non-Audit Services Provided to the Fund, the Advisor and Service Affiliates
TDAM Money Market Portfolio	2009	$160,174	$0	$8,891.67	$0	$0
	2010*	$0	$0	$0	$0	$0
TDAM U.S. Government Portfolio	2009	$58,358	$0	$8,891.67	$0	$0
	2010*	$0	$0	$0	$0	$0
TDAM Municipal Portfolio	2009	$13,380	$0	$8,891.67	$0	$0
	2010*	$0	$0	$0	$0	$0
TDAM California Municipal Money Market Portfolio	2009	$4,865	$0	$8,891.67	$0	$0
	2010*	$0	$0	$0	$0	$0
TDAM New York Municipal Money Market Portfolio	2009	$2,509	$0	$8,891.67	$0	$0
	2010*	$0	$0	$0	$0	$0
TDAM Institutional Money Market Portfolio	2009	$2,027	$0	$8,891.67	$0	$0
	2010*	$0	$0	$0	$0	$0
TDAM Institutional Municipal Money Market Fund	2009	$0	$0	$0	$0	$0
	2010*	$0	$0	$0	$0	$0
TDAM Institutional U.S. Government Fund	2009	$8,565	$0	$8,891.67	$0	$0
	2010*	$0	$0	$0	$0	$0
TDAM Institutional Treasury Obligations Money Market Fund	2009	$2,788	$0	$8,891.67	$0	$0
	2010*	$0	$0	$0	$0	$0
TDAM Short-Term Investment Fund	2009	$177	$0	$8,891.67	$0	$0
	2010*	$0	$0	$0	$0	$0

Name of Fund	Year	Audit Fees	Audit Related Fees	Tax Fees	All Other Fees for Services Provided to Fund	All Fees for Non-Audit Services Provided to the Fund, the Advisor and Service Affiliates
TDAM Short-Term Bond Fund	2009	$380	$0	$8,891.67	$0	$0
	2010*	$0	$0	$0	$0	$0
TDAM Global Sustainability Fund	2009	$177	$0	$8,891.67	$0	$0
	2010*	$0	$0	$0	$0	$0
*	Fees for the fiscal year ended October 31, 2010 have not yet been billed by Ernst as of the date of this Proxy Statement.

The Company’s Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Funds’ Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Investment Manager and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee. The following table sets forth all fees for non-audit services provided to the Fund, the Investment Manager and Service Affiliates that were subject to pre-approval by the Audit Committee.

Name of Fund	Year	Audit Related Fees	Tax Fees	All Fees for Non-Audit Services Provided to the Fund, the Advisor and Service Affiliates Subject to Pre-Approval by Audit Committee
TDAM Money Market Portfolio	2009	$173,502	$9,873	$0
	2010	$171,562	$9,942	$0
TDAM U.S. Government Portfolio	2009	$54,857	$9,873	$0
	2010	$62,495	$9,942	$0
TDAM Municipal Portfolio	2009	$10,355	$9,873	$0
	2010	$14,319	$9,942	$0
TDAM California Municipal Money Market Portfolio	2009	$3,850	$9,873	$0
	2010	$5,223	$9,942	$0
TDAM New York Municipal Money Market Portfolio	2009	$2,052	$9,873	$0
	2010	$2,694	$9,942	$0
TDAM Institutional Money Market Fund	2009	$1,662	$9,873	$0
	2010	$2,166	$9,741	$0
TDAM Institutional Municipal Money Market Fund	2009	$0	$0	$0
	2010	$0	$8,942	$0
TDAM Insitutional U.S. Government Fund	2009	$6,672	$9,873	$0
	2010	$9,174	$9,741	$0
TDAM Institutional Treasury Obligations Money Market Fund	2009	$18,000	$9,873	$0
	2010	$2,990	$8,942	$0
TDAM Short-Term Investment Fund	2009	$253	$9,872	$0
	2010	$186	$9,741	$0
TDAM Short-Term Bond Fund	2009	$197	$9,872	$0
	2010	$408	$9,741	$0
TDAM Global Sustainability Fund	2009	$28,500	$9,872	$0
	2010	$183	$8,942	$0

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to the Investment Manager and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

OPERATION OF THE FUNDS

Each of the Funds is a separate series of common stock, par value $0.0001 per share, of the Company, an open-end management investment company organized as a Maryland corporation on August 16, 1995. The business and affairs of the Company, including the Funds, are managed under the direction of the Board of Directors. Like other mutual funds, the Funds retain various organizations to perform specialized services. As noted above, the investment manager of the Funds is TDAM USA Inc. The Investment Manager formulates guidelines and lists of approved investments for each Fund, makes decisions with respect to and places orders for each Fund’s purchases and sales of portfolio securities and maintains records relating to such purchases and sales. The business address of TDAM is 31 West 52nd Street, New York, NY 10019. Pursuant to an Administration Agreement, TDAM also provides certain administrative services to the Funds. TDAM has entered into a Sub-administration Agreement with Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, OH 42319, pursuant to which Citi performs certain of the administrative services for the Company. Under this Sub-administration Agreement, TDAM pays Citi’s fees for providing such services. SEI Investments Distribution Co., 1 Freedom Valley Drive, Oaks, Pennsylvania 19456, acts as distributor of the Funds’ shares.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of each Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists the persons who owned of record or beneficially 5% or more of the Fund’s/Class’s outstanding shares as of September 30, 2010.

Beneficial Owner Name and Address	Portfolio/Class	Shares	% of Class
Mr. Eckhard Pfeiffer Malinggasse 22 6370 Kitzbuhel Austria	TDAM Money Market Portfolio – Premium Class	16,461,340.37	5.89%
Ms. Susan J Rosenberg P.O. Box 11046 Albany, New York 12211-0046	TDAM New York Municipal Portfolio – Investor Class	7,606,802.96	8.33%
Babu P Thachara & Anne Zachariah 3 Turf Lane Roslyn Heights, New York 11577-2713	TDAM New York Municipal Portfolio – Class A	3,314,069.50	5.57%
Maine Medical Center 22 Bramhall Street Portland, Maine 04102-3134	TDAM Institutional Money Market Fund – Institutional Class	48,182,149.65	54.95%

Beneficial Owner Name and Address	Portfolio/Class	Shares	% of Class
City of Port St. Lucie 121 SW Port St. Lucie Blvd. Port St. Lucie, Florida 34984	TDAM Institutional Money Market Fund – Institutional Service Class	28,897,144.65	42.34%
Central Maine Healthcare 29 Lowell Street, Box A Lewiston, Maine 04240	TDAM Institutional Money Market Fund – Institutional Service Class	4,537,312.65	6.65%
Montgomery Hospital Medical Center 1301 Powell Street P.O. Box 992 Norristown, Pennsylvania 19404-0992	TDAM Institutional Money Market Fund – Commercial Class	10,294,805.24	45.82%
University of Vermont 330 Waterman Building 85 South Prospect Street Burlington, Vermont 05405	TDAM Institutional Money Market Fund – Commercial Class	1,311,454.76	5.84%
Mr. Jonathan Talbott P.O. Box 1662 Pottsboro, Texas 75076	TDAM Institutional Municipal Money Market Fund – Institutional Class	13,567,857.14	20.44%
The Estate of Evelyn Rizzo TD Bank Executor P.O. Box 97 Basking Ridge, New Jersey 07920	TDAM Institutional Municipal Money Market Fund – Institutional Class	5,142,622.10	7.75%
Ms. Janet Cohen 142 East Surry Road Keene, New Hamphire 03431	TDAM Institutional Municipal Money Market Fund – Institutional Class	3,843,515.75	5.79%
Mr. Stephen Lerner 308 East 72nd Street New York, New York 10021	TDAM Institutional U.S. Government Fund – Institutional Class	13,785,552.58	7.74%
NOVA Chemicals Corporation 1555 Corapolis Heights Road Moon Township, Pennsylvania 15108	TDAM Institutional U.S. Government Fund – Institutional Service Class	85,000,489.12	17.66%
First Beacon Insurance Company c/o Marsh Management Services Inc. 100 Bank Street, Suite 610 Burlington, Vermont 05402-0530	TDAM Institutional U.S. Government Fund – Institutional Service Class	54,343,833.72	11.29%
City of Port St. Lucie 121 SW Port St. Lucie Blvd. Port St. Lucie, Florida 34984	TDAM Institutional U.S. Government Fund – Institutional Service Class	36,836,624.86	7.65%
HF Management Services LLC 25 Broadway, 9th Floor New York, New York 10004	TDAM Institutional U.S. Government Fund – Commercial Class	74,415,437.00	31.99%
Managed Health, Inc. 25 Broadway, 9th Floor New York, New York 10004	TDAM Institutional U.S. Government Fund – Commercial Class	28,447,379.00	12.23%

Beneficial Owner Name and Address	Portfolio/Class	Shares	% of Class
HealthFirst PHSP Inc. 25 Broadway, 9th Floor New York, New York 10004	TDAM Institutional U.S. Government Fund – Commercial Class	27,402,886.00	11.78%
ECI Services of Maine 1929 Allen Parkway Houston, Texas 77019	TDAM Institutional Treasury Obligations Money Market Fund – Institutional Class	21,738,258.87	23.62%
Capricorn Insurance Company c/o AON Insurance Managers 76 St. Paul Street, Suite 500 Burlington, Vermont 05401-4477	TDAM Institutional Treasury Obligations Money Market Fund – Institutional Class	9,651,609.90	10.49%
Lannsdale Borough One Vine Street Lannsdale, Pensylvania 19446	TDAM Institutional Treasury Obligations Money Market Fund – Institutional Class	9,418,514.36	10.23%
Mercy College 555 Broadway Dobbs Ferry, New York 10522	TDAM Institutional Treasury Obligations Money Market Fund – Institutional Class	5,000,000.00	5.43%
Western World Insurance Company 400 Parsons Pond Drive Franklin Lakes, New Jersey 07417	TDAM Institutional Treasury Obligations Money Market Fund – Commercial Class	36,729,146.00	15.42%
Tudor Insurance Company 400 Parsons Pond Drive Franklin Lakes, New Jersey 07417	TDAM Institutional Treasury Obligations Money Market Fund – Commercial Class	25,267,819.00	10.61%
Managed Health, Inc. 25 Broadway, 9th Floor New York, New York 10004	TDAM Institutional Treasury Obligations Money Market Fund – Commercial Class	24,480,593.00	10.27%
HealthFirst PHSP Inc. 25 Broadway, 9th Floor New York, New York 10004	TDAM Institutional Treasury Obligations Money Market Fund – Commercial Class	23,407,521.00	9.82%
Worcester Polytechnic Institute 100 Institute Road Worcester, Massachusetts 01609	TDAM Institutional Treasury Obligations Money Market Fund – Commercial Class	22,894,135.00	9.61%
HealthFirst PHSP Inc. 25 Broadway, 9th Floor New York, New York 10004	TDAM Institutional Treasury Obligations Money Market Fund – Commercial Class	16,029,315.00	6.73%
TD Charitable Foundation P.O. Box 9540 Mailstop ME 055-61 Portland, Maine 04112-9540	TDAM Short-Term Investment Fund	74,250.10	10.12%
Quinnipiac University 275 Mount Carmel Avenue Ab-Prs Hamden, Connecticut 06518-1908	TDAM Short-Term Bond Fund	1,146,939.90	21.20%
TD Charitable Foundation P.O. Box 9540 Mailstop ME 055-61 Portland, Maine 04112-9540	TDAM Short-Term Bond Fund	816,000.40	15.08%

Beneficial Owner Name and Address	Portfolio/Class	Shares	% of Class
Granite Telecommunications, LLC 100 Newport Avenue Extension Quincy, Massachusettes 02171	TDAM Short-Term Bond Fund	733,855.18	13.57%
Alexanders Inc. 210 Route 4 East Paramus, New Jersey 07652	TDAM Short-Term Bond Fund	487,329.43	9.01%
Orchid Cellmark, Inc. 4390 U.S. Route One Princeton, New Jersey 08540	TDAM Short-Term Bond Fund	432,891.24	8.00%

STOCKHOLDER PROPOSALS AND ANNUAL MEETING

With the exception of the Meeting, the Company has no current plans to hold an annual or special meeting in 2010 or 2011. Any stockholder proposals to be included in the proxy statement for the Company’s next meeting of stockholders must be received by the Company within a reasonable time prior to that meeting.

COST OF SOLICITATION

The expenses of preparing, printing and mailing the enclosed form(s) of proxy, the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement (“proxy expenses”) will be borne by the Funds. Each Fund will bear its pro rata share of the proxy expenses. The proxy expenses are currently estimated to be approximately $250,000 in the aggregate.

The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to stockholders of the Funds and will reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such stockholders.

In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, phone, e-mail or personal interview by officers of the Company or officers or employees of the Investment Manager or its affiliates. The Investment Manager has retained Computershare Fund Services to aid in the solicitation of proxies at a cost estimated not to exceed $4,500, plus out-of-pocket expenses.

OTHER MATTERS

The Company’s Board of Directors knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their discretion.

PROXY DELIVERY

If you and another stockholder share the same address, the Company may send only one Proxy Statement unless you or the other stockholders request otherwise. Call or write to the Company if you wish to receive a separate copy of the Proxy Statement, and the Company will promptly mail a copy to you. You may also call or write to the Company if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call Shareholder Services at 1-866-416-4031; if you are a client of TD AMERITRADE Institutional, please call 1-800-431-3500; or if you are a client of TD AMERITRADE, Inc., please call Client Services at 1-800-669-3900.

By Order of the Board of Directors

Jack P. Huntington
Secretary

November 12, 2010

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR EXECUTE A PROXY VIA PHONE OR THE INTERNET.

EXHIBIT I

NOMINATING COMMITTEE CHARTER

The Board of Directors/Trustees (the “Board”) of each investment company (each a “Fund”) listed on Appendix A hereto has adopted this Charter to govern the activities of the Nominating Committee (the “Committee”).

Purpose of the Committee

The primary purpose of the Committee is to (a) identify individuals qualified to serve as members of the Board of each Fund; (b) recommend to the Board nominees to be elected as independent Directors/Trustees (including any Directors/Trustees to be elected to fill vacancies); and (c) make recommendations to the Board on the composition of the Board.

Nominating Committee Membership

1.	The Committee shall consist of two or more Board members who are not “interested persons” of the Fund (“disinterested persons”), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), and who are appointed by the Board from time to time. Each Committee member shall serve until a successor to such member is duly elected or qualified or until such member’s resignation or removal from the Board or the Committee.
2.	The Committee shall elect a Chairperson (the “Chairperson”) of the Committee, who shall preside over Committee meetings.
3.	The compensation of the Chairperson and the Committee members, if any, shall be as determined by the Board.

Board Nominations and Appointment Policy

1.	The Committee believes that it is in the best interests of the Fund and its shareholders to obtain highly-qualified candidates to serve as members of the Board.
2.	In nominating candidates who are disinterested persons, the Committee believes that no particular qualities or skills nor any specific minimum qualifications or disqualifications are controlling or paramount. The Committee shall take into consideration any such factors as it deems appropriate. These factors may include (but are not limited to) the person’s character, integrity, judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; the interplay of the candidate’s experience with the experience of other Board members; and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. Other factors that the Committee may take into consideration include a person’s availability and commitment to attend meetings and perform his or her responsibilities; and whether or not the person has any relationships that might impair or appear to impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser and/or sub-adviser of the Fund, as applicable, Fund service providers, or their affiliates.
3.	While the Committee is solely responsible for the selection and recommendation to the Board of disinterested Board candidates, the Committee may consider nominees recommended by any source, including Fund shareholders and management as it deems appropriate. Any such recommendations from shareholders shall be directed to the Secretary of the Fund at such address as is set forth in the Fund’s disclosure documents. Recommendations from management may be submitted to the Committee Chairperson. All recommendations shall include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Board members and as specified in the Fund’s By-Laws, and must be accompanied by a written consent of the proposed candidate to stand for election if nominated for the Board and to serve if elected by shareholders.
4.	The Committee may from time to time establish specific requirements and/or additional factors to be considered for disinterested Board candidates as it deems necessary or appropriate.
5.	After its consideration of relevant factors, the Committee shall present its recommendation(s) to the full Board for its consideration.

I-1

Additional Powers and Responsibilities

1.	The Committee shall review and make recommendations, as it deems necessary, with regard to the tenure of Board members, including, as it deems necessary, any term limits and mandatory retirement age.
2.	The Committee shall have the authority to retain and terminate any firm(s) to be used to identify or evaluate or assist in identifying or evaluating potential disinterested Board nominees, subject to the Board’s sole authority to approve the firm’s fees and other retention terms.
3.	The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to, among other things, the nomination of Board members or any Committee members.
4.	The Committee shall be responsible for reviewing with the Board the requisite skills and criteria for new disinterested Board members as well as the composition of the Board as a whole.

Procedural Matters

1.	The Committee shall meet at such times as it deems necessary or appropriate to carry out its duties. Meetings of the Committee may be held in person, by telephone or by other appropriate means in accordance with the Fund’s By-laws. The Committee may also take action by unanimous written consent.
2.	The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.
3.	The Committee shall keep written minutes of its meetings and record decisions taken without a meeting and cause these documents to be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.
4.	The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.
5.	One-third, but not less than two, of the Committee’s members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.
6.	The Committee shall review this Charter from time to time and make recommendations to amend the Charter to the full Board as it considers appropriate. This Charter may be amended by a vote of a majority of the Board members.

Adopted: March 16, 2004
Last Revised: March 25, 2008

I-2

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can submit your Proxy
on the PHONE or the INTERNET.

It saves Money! Telephone and internet
voting saves postage costs. Savings
which can help minimize expenses.

It saves Time! Telephone and Internet
voting is instantaneous – 24 hours a
day.

It’s Easy! Just follow these simple steps:

1. Read your Proxy Statement and have
it at hand.

2. Call toll-free 1-866-241-6192, or go to
website: www.proxy-direct.com

3. Follow the recorded or on-screen
directions.

4. Do not mail your Proxy Card when
you submit your proxy by phone or Internet.

Please detach at perforation before mailing.

PROXY	TD ASSET MANAGEMENT USA FUNDS INC. Proxy for an Annual Meeting of Stockholders to be held on December 17, 2010 Proxy Solicited on Behalf of the Board of Directors	PROXY

The stockholder(s) of TD Asset Management USA Funds Inc. whose signature(s) appear(s) below does/do hereby appoint Allegra Ressa and Michele Teichner, or either of them, as proxies of the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders to be held at the offices of the Company, 31 West 52nd Street, New York, New York, 10019, on December 17, 2010 at 9:00 a.m., Eastern Time, and all adjournments or postponements thereof and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The Board of Directors unanimously recommends that stockholders of each Fund vote “FOR” each of the nominees. The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given the votes entitled to be cast will be cast “for” each of the nominees for director. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

VOTE VIA THE TELEPHONE: 1-866-241-6192
VOTE VIA THE INTERNET: www.proxy-direct.com

999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, officer of an entity or in another representative capacity, please give full title under signature(s). Joint owners should each sign.

Signature

Signature (if held jointly)

Date                                          TDA_22054_110810

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the TD Asset Management USA Funds Inc.
Stockholder Meeting to Be Held on December 17, 2010.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/tda22054

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE: ☒

1.	To elect the following persons to serve as Directors of TD Asset Management USA Funds Inc.:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. Peter B.M. Eby	02. Donald J. Herrema	03. James E. Kelly	☐	☐	☐
	04. Lawrence J. Toal	05. Barbara F. Palk
To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.

2.	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any other adjournment or postponement thereof in the discretion of the Proxy holder.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

TDA_22054_110810